UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2008

UGI Utilities, Inc.
 (Exact name of registrant as specified in its charter)

Pennsylvania	1-1398	23-1174060
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Kachel Boulevard, Suite 400, Green Hills Corporate Center, Reading, Pennsylvania	19607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610 796-3400

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Report of Ernst & Young LLP dated September 9, 2008 and Audited Consolidated Financial Statements of PPL Gas Utilities Corporation and Subsidiaries for the Fiscal Year Ended December 31, 2007 were previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated September 22, 2008.

The following unaudited financial statements of PPL Gas Utilities Corporation and Subsidiaries are filed herewith as Exhibit 99.1 and are incorporated herein by reference:

1.	Condensed Consolidated Statements of Income for the Six Months Ended June 30, 2008 and Six Months Ended June 30, 2007.

2.	Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2008 and Six Months Ended June 30, 2007.

3.	Condensed Consolidated Balance Sheet at June 30, 2008.

4.	Notes to Condensed Consolidated Financial Statements.

(b)	Pro Forma Financial Information.

The following unaudited condensed consolidated pro forma financial information of UGI Utilities, Inc. and Subsidiaries is filed herewith as Exhibit 99.2 and is incorporated herein by reference:

1.	Introduction to Pro Forma Condensed Consolidated Financial Statements.

2.	Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008.

3.	Pro Forma Condensed Consolidated Statement of Income for the Nine Months Ended June 30, 2008 and the Year Ended September 30, 2007.

4.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited Financial Statements of PPL Gas Utilities Corporation and Subsidiaries.

99.2	Unaudited Condensed Consolidated Pro Forma Financial Information of UGI Utilities, Inc. and Subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Utilities, Inc.

November 7, 2008	By:	/s/ John C. Barney

Name: John C. Barney
Title: Senior Vice President — Finance and Chief Financial Officer of UGI Utilities, Inc.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Condensed Consolidated Financial Statements of PPL Gas Utilities Corporation and Subsidiaries.

99.2	Unaudited Condensed Consolidated Pro Forma Financial Information of UGI Utilities, Inc. and its Subsidiaries.